                                                                      EXHIBIT 24
                       GREAT LAKES CHEMICAL CORPORATION

                         DIRECTOR'S POWER OF ATTORNEY



     The undersigned DIRECTOR OF GREAT LAKES CHEMICAL CORPORATION (the "Company") hereby designates and appoints

     ROBERT B. MCDONALD, Chief Executive Officer, President and Director ROBERT T. JEFFARES, Executive Vice President and Chief Financial Officer RICHARD R. FERGUSON, Vice President and Treasurer

and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the Company and the undersigned, to prepare or cause to be prepared, to execute and file from time to time with the Securities and Exchange Commission, Washington, D.C. (the "Commission")

     (i) a registration statement or statements on Form S-8 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of Common Stock of the Company to be offered pursuant to the Great Lakes Savings Plan, and

     (ii) any and all amendments, including post-effective amendments, and exhibits to such annual report and registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement(s) relate(s), with full power and authority to take or cause to be taken all other actions which in the judgment of such attorney may be necessary or appropriate to effect the registration under the Act of the shares of Common Stock of the Company issued or to be issued under the Plan.



     EXECUTED on March 16, 1998                       /s/ Mack G. Nichols
                                                      -----------------------
                                                      Mack G. Nichols


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                                                                      EXHIBIT 24

                      GREAT LAKES CHEMICAL CORPORATION

                        DIRECTORS' POWER OF ATTORNEY


     The undersigned DIRECTORS OF GREAT LAKES CHEMICAL CORPORATION (the "Company") hereby designate and appoint

     ROBERT B. MCDONALD, Chief Executive Officer, President and Director ROBERT T. JEFFARES, Executive Vice President and Chief Financial Officer RICHARD R. FERGUSON, Vice President and Treasurer

and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the Company and the undersigned, to prepare or cause to be prepared, to execute and file from time to time with the Securities and Exchange commission, Washington, DC (the "Commission").

     (i) a registration statement or statements on Form S-8 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of Common Stock of the Company to be offered pursuant to the Great Lakes Savings Plan, and

     (ii) any and all amendments, including post-effective amendments, and exhibits to such annual report and registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement(s) relate(s), with full power and authority to take or cause to be taken all other actions which in the judgment of such attorney may be necessary or appropriate to effect the registration under the Act of the shares of Common Stock of the Company issued or to be issued under the Plan.


                                               /s/ Robert B. McDonald
     EXECUTED on November 21, 1997        ----------------------------------
                                                   Robert B. McDonald


     /s/ Evan Bayh                             /s/ William H. Congleton
---------------------------------         ---------------------------------
         Evan Bayh                                 William H. Congleton


     /s/ John S. Day                           /s/ Thomas M. Fulton
---------------------------------         ---------------------------------
         John S. Day                               Thomas M. Fulton


     /s/ Martin M. Hale                        /s/ Louis E. Lataif
---------------------------------         ---------------------------------
         Martin M. Hale                            Louis E. Lataif


     /s/ Richard H. Leet                       /s/ Jay D. Proops
---------------------------------         ---------------------------------
         Richard H. Leet                           Jay D. Proops